                                                                    Exhibit 99.4

Contact:  John P. Saldarelli
          Secretary and Treasurer
          (914) 242-7700

                              FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS SECOND QUARTER AND SIX MONTHS RESULTS

Mount Kisco, New York, August 14, 2003 - American Real Estate Partners, L.P. (NYSE:ACP) today reported the following second quarter and six months results:

For the second quarter of 2003, diluted earnings (loss) per weighted average limited partnership unit outstanding decreased from earnings of $.24 in 2002 to a loss of $ (.13) in 2003.

Earnings decreased from $13,656,000 in the second quarter ended June 30, 2002 to a loss of $4,949,000 in the second quarter of 2003 primarily due to a write-down of mortgages and notes receivable, decreased interest income and decreased earnings from land, house and condominium operations, partially offset by a write-down of equity securities in 2002, an increase in income from discontinued operations and a provision for loss on real estate in 2002.

For the six months ended June 30, 2003, diluted earnings per weighted average limited partnership unit outstanding decreased from $.57 in 2002 to $.06 in 2003.

Earnings decreased from $32,478,000 in the six months ended June 30, 2002 to $5,534,000 in the six months ended June 30, 2003 primarily due to a write-down of mortgages and notes receivable, decreased interest income and decreased earnings from land, house and condominium operations, partially offset by a decrease in write-down of equity securities and an increase in income from discontinued operations.

American Real Estate Partners, L.P. is a master limited partnership primarily engaged in acquiring and managing real estate investments with a primary focus on office, retail, industrial, hotel, gaming, and residential properties.


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

FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS SECOND QUARTER AND SIX MONTH RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data

Second quarter ended June 30,                      2003          2002
---------------------------------------------   -----------   -----------
    (unaudited)
Revenues                                        $    63,836   $    84,218
                                                ===========   ===========

Operating income                                $    12,094   $    22,918
Provision for loss on real estate                     --             (926)
Write-down of equity securities
   available for sale                                 --           (8,476)
Write-down of mortgages and
   notes receivable                                 (18,798)       --
Loss on sales and disposition
   of real estate                                      (272)       --
                                                -----------   -----------
Income (loss) from continuing operations             (6,976)       13,516
Income from discontinued operations                   2,027           140
                                                -----------   -----------
Net earnings (loss)                             $    (4,949)  $    13,656
                                                ===========   ===========
Net earnings per L.P. unit:

   Basic:
     Income (loss) from continuing operations   $      (.17)  $       .26
     Income from discontinued operations                .04           .01
                                                -----------   -----------
     Basic earnings (loss) per L.P. unit        $      (.13)  $       .27
                                                ===========   ===========
Weighted average units
   outstanding                                   46,098,284    46,098,284
                                                ===========   ===========
   Diluted:
     Income (loss) from continuing operations   $      (.17)  $       .24
     Income from discontinued operations                .04        --
                                                -----------   -----------
     Diluted earnings (loss) per L.P. unit      $      (.13)  $       .24
                                                ===========   ===========
Weighted average units and
   equivalent units outstanding                  46,098,284    55,794.494
                                                ===========   ===========

FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS SECOND QUARTER AND SIX MONTH RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data

Six Months ended June 30,                     2003          2002
----------------------------------------   -----------   -----------
    (unaudited)
Revenues                                   $   128,091   $   162,650
                                           ===========   ===========

Operating income                           $    22,600   $    40,101
Provision for loss on real estate                 (200)         (926)
Write-down of equity securities
   available for sale                             (961)       (8,476)
Write-down of mortgages
   and notes receivable                        (18,798)       --
Gain on sales and disposition
   of real estate                                  866         1,639
                                           -----------   -----------
Income from continuing operations                3,507        32,338
Income from discontinued operations              2,027           140
                                           -----------   -----------

Net earnings                               $     5,534   $    32,478
                                           ===========   ===========

Net earnings per L.P. unit:

   Basic:
     Income from continuing operations     $       .02   $       .64
     Income from discontinued operations           .04        --
                                           -----------   -----------

     Basic earnings per L.P. unit          $       .06   $       .64
                                           ===========   ===========

Weighted average units
   outstanding                              46,098,284    46,098,284
                                           ===========   ===========

   Diluted:
     Income from continuing operations     $       .02   $       .57
     Income from discontinued operations           .04        --
                                           -----------   -----------

     Diluted earnings per L.P. unit        $       .06   $       .57
                                           ===========   ===========

Weighted average units and
   equivalent units outstanding             46,098,284    56,085,943
                                           ===========   ===========

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